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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  February 17, 1998
                                                  -----------------


                          CITYSCAPE FINANCIAL CORP.
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)



       DELAWARE                     0-27314                11-2994671
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(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)

565 Taxter Road, Elmsford, New York                   10523-5200
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (914) 592-6677
                                                   ----------------

                                     N/A
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        (Former name or former address, if changed since last report.)
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Item 5.  Other Events

         Cityscape Financial Corp. (Nasdaq SmallCap Market: CTYSC)(the "Company") has announced that it has accepted the resignations of David A. Steene as Managing Director and as a Director of City Mortgage Corporation Limited and as a Director of Cityscape Financial Corp. and Gerald Epstein as Financial Director and as a Director of City Mortgage Corporation Limited. The Company expects that their responsibilities will be fulfilled by others within the Company.

         Cityscape Financial Corp. is a consumer finance company that, through its wholly-owned subsidiaries, Cityscape Corp. and City Mortgage Corporation Limited, is engaged in the business of originating, purchasing, selling and servicing mortgage loans in the United States and the United Kingdom, secured primarily by one-to four-family residences. Cityscape was founded in 1985 and is headquartered in Elmsford, New York with regional processing offices in California, Georgia and Illinois.
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                                  SIGNATURE




        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CITYSCAPE FINANCIAL CORP.
                                           (REGISTRANT)


                                           By /s/    ROBERT C. PATENT
                                              --------------------------------
                                              Name:  Robert C. Patent
                                              Title: Executive Vice President









DATE:   February 18, 1998